EXHIBIT A-4

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

  Dated:  June 26, 1996


  WPG CORPORATE DEVELOPMENT     WPG PRIVATE EQUITY PARTNERS
  ASSOCIATES IV, L.P.           (OVERSEAS), L.P.


  By:  WPG PRIVATE EQUITY       By: /s/ Wesley W. Lang, Jr.
     PARTNERS, L.P.                 Wesley W. Lang, Jr.,
     its sole general partner       Managing General Partner


  By:  /s/ Wesley W. Lang, Jr.
     Wesley W. Lang, Jr.,
     Managing General Partner


  WPG PRIVATE EQUITY PARTNERS, L.P.


  By:  /s/ Wesley W. Lang, Jr.  /s/ Wesley W. Lang, Jr.





       Wesley W. Lang, Jr.      Wesley W. Lang, Jr.
     Managing General Partner   as attorney-in-fact
                                for Steven N. Hutchinson


  WPG CORPORATE DEVELOPMENT     /s/ Wesley W. Lang, Jr.
  ASSOCIATES IV                 Wesley W. Lang, Jr.
  (OVERSEAS), L.P.

  By  WPG CDA IV (Overseas), Ltd.,
      general partner

                                WPG CDA IV (OVERSEAS), LTD.
  By:
     Brent R.W. Thomas, Director
                                By:
                                    Brent R.W. Thomas,
                                    Director

                          EXHIBIT A-4

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

  Dated:  June 26, 1996


  WPG CORPORATE DEVELOPMENT     WPG PRIVATE EQUITY PARTNERS
  ASSOCIATES IV, L.P.           (OVERSEAS), L.P.


  By:  WPG PRIVATE EQUITY       By:
     PARTNERS, L.P.                 Wesley W. Lang, Jr.,
     its sole general partner       Managing General Partner


  By:
     Wesley W. Lang, Jr.,
     Managing General Partner


  WPG PRIVATE EQUITY PARTNERS, L.P.


  By:
       Wesley W. Lang, Jr.      Wesley W. Lang, Jr.
     Managing General Partner   as attorney-in-fact
                                for Steven N. Hutchinson





  WPG CORPORATE DEVELOPMENT
  ASSOCIATES IV
  (OVERSEAS), L.P.

  By  WPG CDA IV (Overseas), Ltd.,
      general partner

                                WPG CDA IV (OVERSEAS), LTD.
  By:  /s/ Brent R.W. Thomas
     Brent R.W. Thomas, Director
                                By: /s/ Brent R.W. Thomas
                                    Brent R.W. Thomas,
                                    Director

                          EXHIBIT A-4

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

  Dated:  June 26, 1996



     /s/ Peter B. Pfister
     Peter B. Pfister



     /s/ Craig S. Whiting
     Craig S. Whiting



     /s/ Nora Kerppola
     Nora Kerppola

                          EXHIBIT A-4

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

  Dated:  June 26, 1996





  GLENBROOK PARTNERS, L.P.

  By:  Prim Ventures, Inc.,
     its General Partner



  By:/s/ Peter Knapp
     Peter Knapp, Executive Vice President


  PRIM VENTURES, INC.



  By:/s/ Peter Knapp
     Peter Knapp, Executive Vice President

                          EXHIBIT A-4

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

  Dated:  June 26, 1996



  WESTPOOL INVESTMENT TRUST PLC



  By:/s/ Robert Rayne
     Robert Rayne, a Director